AMENDMENT NO. 3

TO FOURTH AMENDED AND RESTATED

AGREEMENT AND DECLARATION OF TRUST OF

AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

This Amendment No. 3 (the “Amendment”) to the Fourth Amended and Restated Agreement and Declaration of Trust of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”) amends, effective [        , 2018], the Fourth Amended and Restated Agreement and Declaration of Trust of the Trust dated as of April 11, 2017, as amended (the “Agreement”).

Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

WHEREAS, the Trust desires to amend the Agreement to add the following series portfolios – Invesco Oppenheimer Capital Appreciation Fund, Invesco Oppenheimer Discovery Fund, Invesco Oppenheimer Equity Income Fund, Invesco Oppenheimer Master Loan Fund, Invesco Oppenheimer Real Estate Fund, Invesco Oppenheimer Senior Floating Rate Fund, Invesco Oppenheimer Senior Floating Rate Plus Fund, and Invesco Oppenheimer Short Term Municipal Fund (collectively, the “Funds”);

WHEREAS, each of the Funds will have multiple share classes, each of which will be reflected on Schedule A, as amended hereby;

NOW, THEREFORE, the Agreement is hereby amended as follows:

1.	Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

2.	All references in the Agreement to “this Agreement” shall mean the Agreement as amended by this Amendment.

3.	Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of [                 ].

By:
Names: Jeffrey H. Kupor
Title: Senior Vice President

EXHIBIT 1

SCHEDULE A

AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO	CLASSES OF EACH PORTFOLIO
Invesco American Franchise Fund	Class A Shares
Class C Shares
Class F Shares
Class R Shares
Class R5 Shares
Class R6 Shares
Class T Shares
Class Y Shares

Invesco California Tax-Free Income Fund	Class A Shares
Class C Shares
Class F Shares
Class R6 Shares
Class T Shares
Class Y Shares

Invesco Conservative Municipal Income Fund	Class A Shares
Class R5 Shares
Class R6 Shares
Class Y Shares

Invesco Core Plus Bond Fund	Class A Shares
Class C Shares
Class F Shares
Class R Shares
Class R5 Shares
Class R6 Shares
Class T Shares
Class Y Shares

Invesco Equally-Weighted S&P 500 Fund	Class A Shares
Class C Shares
Class F Shares
Class R Shares
Class R6 Shares
Class T Shares
Class Y Shares

Invesco Equity and Income Fund	Class A Shares
Class C Shares
Class F Shares
Class R Shares
Class R5 Shares
Class R6 Shares
Class T Shares
Class Y Shares

Invesco Floating Rate Fund	Class A Shares
Class C Shares
Class F Shares
Class R Shares
Class R5 Shares
Class R6 Shares
Class T Shares
Class Y Shares

Invesco Global Real Estate Income Fund	Class A Shares
Class C Shares
Class F Shares
Class R5 Shares
Class R6 Shares
Class T Shares
Class Y Shares

Invesco Growth and Income Fund	Class A Shares
Class C Shares
Class F Shares
Class R Shares
Class R5 Shares
Class R6 Shares
Class T Shares
Class Y Shares

Invesco Low Volatility Equity Yield Fund	Class A Shares
Class C Shares
Class F Shares
Class R Shares
Class R5 Shares
Class R6 Shares
Class T Shares
Class Y Shares
Investor Class Shares

Invesco Oppenheimer Capital Appreciation Fund	Class A Shares
Class C Shares
Class R Shares
Class Y Shares
Class R5 Shares
Class R6 Shares

Invesco Oppenheimer Discovery Fund	Class A Shares
Class C Shares
Class R Shares
Class Y Shares
Class R5 Shares
Class R6 Shares

Invesco Oppenheimer Equity Income Fund	Class A Shares
Class C Shares
Class R Shares
Class Y Shares
Class R5 Shares
Class R6 Shares

Invesco Oppenheimer Master Loan Fund	Class R6 Shares

Invesco Oppenheimer Real Estate Fund	Class A Shares
Class C Shares
Class R Shares
Class Y Shares
Class R5 Shares
Class R6 Shares

Invesco Oppenheimer Senior Floating Rate Fund	Class A Shares
Class C Shares
Class R Shares
Class Y Shares
Class R5 Shares
Class R6 Shares

Invesco Oppenheimer Senior Floating Rate Plus Fund	Class A Shares
Class C Shares
Class R Shares
Class Y Shares
Class R5 Shares
Class R6 Shares

Invesco Oppenheimer Short Term Municipal Fund	Class A Shares
Class C Shares
Class Y Shares
Class R6 Shares

Invesco Oppenheimer Rochester Short Duration High Yield Municipal Fund	Class A Shares Class C Shares
Class R Shares
Class Y Shares
Class R5 Shares
Class R6 Shares

Invesco Pennsylvania Tax Free Income Fund	Class A Shares
Class C Shares
Class F Shares
Class R6 Shares
Class T Shares
Class Y Shares

Invesco S&P 500 Index Fund	Class A Shares
Class C Shares
Class F Shares
Class R6 Shares
Class T Shares
Class Y Shares

Invesco Short Duration High Yield Municipal Fund	Class A Shares
Class C Shares
Class F Shares
Class R Shares
Class R5 Shares
Class R6 Shares
Class T Shares
Class Y Shares

Invesco Small Cap Discovery Fund	Class A Shares
Class C Shares
Class F Shares
Class R5 Shares
Class R6 Shares
Class T Shares
Class Y Shares

Invesco Strategic Real Return Fund	Class A Shares
Class C Shares
Class F Shares
Class R Shares
Class R5 Shares
Class R6 Shares
Class T Shares
Class Y Shares